SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the
          Securities Exchange Act of 1934

               Date of Report (Date of earliest event
          reported):  December 13, 1996



             MARSHALL & ILSLEY CORPORATION
(Exact name of registrant as specified in its charter)


     Wisconsin             0-1220           39-0968604
  (State or other       (Commission        (IRS Employer
  jurisdiction of       File Number)       Identification
   incorporation)                               No.)


         770 North Water Street
         Milwaukee, Wisconsin                  53202
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:
(414) 765-7801

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     Item 5.  Other Events.

Marshall & Ilsley Corporation issued a press release on December 13, 1996, announcing the sale of $200 million of Trust Preferred Stock through M&I Capital Trust A in an institutional private placement.

     Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     99.1 Press Release issued by Marshall & Ilsley
Corporation on December 13, 1996.

                      SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 19, 1996       MARSHALL & ILSLEY
CORPORATION



                                By: /s/ M.A. Hatfield
                                    -----------------------------------
                                    M.A. Hatfield
                                    Senior Vice President and Secretary

                    EXHIBIT INDEX


       Exhibit No.              Description

       99.1                     Press Release